Exhibit 3.63

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro

First Deputy Secretary of State

Rev. 06/07

The University of the State of New York
Education	Department

STATE OF NEW YORK	:
	:	SS
COUNTY OF ALBANY	:

Consent is hereby given, pursuant to Section 7209 of the Education Law, to the filing of a restated certificate of incorporation, pursuant to Section 807 of the Business Corporation Law, amending the purposes and changing the name of the corporation from

EDWIN S. VOORHIS & SON, INC.

to

SANDERS & THOMAS OF NEW YORK, INC.

IN WITNESS WHEREOF, I, Ewald B. Nyquist, Commissioner of Education [ILLEGIBLE]

RESTATED CERTIFICATE OF INCORPORATION

OF

EDWIN S. VOORHIS & SON, INC.

Under Section 807 of the Business Corporation Law. We, Anton Chionchio and Robert G. Tufano, being respectively the president and assistant secretary of Edwin S. Voorhis & Son, Inc., in accordance with Section 807 of the Business Corporation Law, do hereby certify:

1. The name of the corporation is Edwin S. Voorhis & Son, Inc.

2. The certificate of incorporation was filed by the Department of State on the 29th day of August 1934.

3. The certificate of incorporation as now in full force and effect is hereby amended to effect the following changes authorized in Section 801 of the Business Corporation Law:

a.	To change the name of the corporation as set forth in paragraph 1 of the restated certificate of incorporation.

b.	To amend the purposes of the corporation as set forth in paragraph 2 of the restated certificate of incorporation.

c.	To change the location of the office of the Corporation as set forth in Paragraph 4 of the restated certificate of incorporation.

d.	To eliminate reference to the number of directors of the Corporation.

e.	To change the address to which the Secretary of State is required to mail copies of process as set forth in Paragraph 6 of the restated certificate of incorporation.

The certificate of incorporation is hereby restated to set forth its entire text as amended as follows:

FIRST: – The name of the Corporation shall be SANDERS & THOMAS OF NEW YORK, INC.

SECOND: – The purposes for which said Corporation is to be formed, are as follows:

To do a general surveying and engineering business, to conduct the business of engineering and surveying in all its branches, to make surveys and subdivision maps, to make drafts and plans for public and private works or undertakings.

To superintend construction, to engage competent engineers, to make plans and specifications and supervise the execution thereof to carry on the business of general construction contractors.

To carry on the business of consulting, advisory and management engineers in all of their respective branches; to carry on the business of surveying, subdivision and contract work of every kind, nature and description; to make contracts for and prepare plans, drawings and specifications for engineering work of all types and descriptions and to superintend any and all such work.

To bid upon, enter into and carry out contracts for the grading and making of roads, walks, paths, railroads, the construction of bridges, buildings, piers, wharves, fortifications, power plants and developments, transmission lines, tunnels, subways, drainage and irrigation systems. To do architectural, building, structural, construction, erection, civil and mechanical engineering, surveying, dredging, shoring, wrecking, salvage, electrical and engineering work of every kind and description whatsoever either in connection with real estate, personal or mixed property or all thereof, and in every part of the world. To manufacture, mine, quarry, or otherwise produce, buy, sell, or deal in building materials and all kinds of materials, supplies and equipment for masons, carpenters, builders, electricians, engineers and contractors. To acquire, use, employ, sell and deal in all suitable means, apparatus, machinery, contrivances, equipment and facilities for prosecuting its business.

To conduct the business of landscape engineering, to design and construct athletic fields, swimming pools, playgrounds, parks and stadiums, and to design and plant gardens, parks, lawns, terraces, estates, driveways, walks and tree, shrub and flower planting and in general do all acts necessary to beautify the above; to hire and maintain a corps of competent engineers and landscape architects and gardeners to make said plans and design and to execute the same. To make estimates on the construction and to construct any of the above, to acquire the necessary real estate and plant or plants to carry out the above projects.

To engage in the business of making blue prints from tracings and photographic negatives and also to make such tracings from data furnished by customers and to make drafts of plans for buildings, machinery and every other thing as preliminary to the preparation of tracings and blue prints therefrom.

To buy and sell mortgages, buy, purchase, exchange, lease, hire or otherwise acquire real estate and property, either improved or unimproved, any interest or right therein, and to own, hold, control, maintain, manage and develop the same, in any State or States of the United States.

To purchase, exchange, hire or otherwise acquire such personal property, chattels, rights, easements, permits, privileges and franchises as may lawfully be purchased, exchanged, hired, or acquired under the New York Business Corporation Law.

To erect, construct, maintain, improve, rebuild, enlarge or manage and control, directly or through ownership of stock in any Corporation any and all kinds of buildings, houses, hotels, breweries, stores, offices, warehouses, mills, shops, factories, machinery and plants and any or all other structures and erections which may at any time be necessary; useful or advantageous in the judgment of the Board of Directors for the purposes of the Corporation which can be lawfully done under the New York Business Corporation Law.

To sell, manage, improve, develop, assign, transfer, convey, lease, sub-lease, pledge or otherwise alienate or dispose of and to mortgage and to otherwise encumber lands, buildings, real property, chattels, real and other property of the Company, real and personal and wheresoever situate, and any and all legal and equitable rights therein.

To borrow money with or without pledge of or mortgage of all or any of its property, real or personal and securing the same and to loan and advance money or mortgages on personal and real property or on either of them.

To purchase, acquire, hold, sell, assign and transfer, mortgage, pledge and otherwise dispose of the shares of the capital stock, bonds, debentures, or other evidences of indebtedness of any Corporation, domestic or foreign and while the holder thereof to execute all the rights and privileges of ownership including the right to vote thereon and to issue and exchange therefor its own stock, bonds and other obligations.

To purchase or otherwise acquire, undertake, carry on, improve or develop all or any other business, good will, rights, and assets and liabilities of any person, firm, association or Corporation carrying on any kind of business the same or of a similar nature to that which this Corporation is authorized to carry on, pursuant to the provision of the Certificate.

To do all such acts and things as are incident or conducive to the premises and this Corporation shall have the power to conduct its business in all its branches in the State of New York, or in any other State or States of the United States, and ultimately to hold, purchase, mortgage, lease, convey, manage and control real and personal property therein as above provided and generally to do all acts and things, and to exercise all the powers now or hereinafter authorized by Law necessary to carry on the business of the said Corporation; or to promote any of the objects for which the Company is formed.

For the accomplishment of the aforesaid purposes and in furtherance thereof, the Corporation shall have and may exercise all of the powers conferred by the Business Corporation Law, upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

THIRD: – The aggregate number of shares, which the corporation shall have authority to issue is One Thousand (1000) shares of common stock without par value.

FOURTH: – The office of the Corporation shall be located at 4190 Sunrise Highway, Town of Oyster Bay (Nassau County), Long Island, New York.

FIFTH: – The duration of the Corporation shall be perpetual.

SIXTH: – The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

F. W. Heilman, Jr., Vice President STV, Inc. High and Hanover Streets Pottstown, Pennsylvania

The amendments to the certificate of incorporation and the restatement of the certificate of incorporation were authorized by unanimous written consent setting forth the action taken, signed by the holder of all the outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF we made and subscribed this certificate this 28th day of November 1969.

ANTON CHIONCHIO, President

ROBERT G. TUFANO, Assistant Secretary

STATE OF NEW YORK	)
)
COUNTY OF NASSAU	)

ANTON CHIONCHIO, being duly sworn, deposes and says that he is one of the persons who signed the foregoing restated certificate of incorporation; that he signed said restated certificate of incorporation in the capacity set opposite or beneath his signature thereon; that he has read the foregoing restated certificate of incorporation and knows the contents thereof; and the statements contained therein are true to his own knowledge.

ANTON CHIONCHIO, President

Sworn to and subscribed before

me this 16 day of February, 1970.

VINCENT J. CUMMINGS
NOTARY PUBLIC, State of New York
No. 52-5330525
Qualified in [ILLEGIBLE] County
Term Expires March 30, 1970

816756-8

RESTATED CERTIFICATE OF

INCORPORATION

of

EDWIN S. VOORHIS & SON, INC.

LAW OFFICES

BLANK, ROME, KLAUS & COMISKY

FOUR PENN-CENTER PLAZA

PHILADELPHIA, PA. 19103

LO’CUST. 9-3700

AREA CODE 215

8

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

SANDERS & THOMAS OF NEW YORK, INC.

CERTIFICATE OF CHANGE

OF

REGISTERED AGENT

UNDER SECTION 805-A OF THE BUSINESS

CORPORATION LAW

WE, THE UNDERSIGNED, A. WILSON KNECHT and EDWARD J. RHINESCHMIDT being respectively the Chairman of the Board and the Secretary of SANDERS & THOMAS OF NEW YORK, INC. hereby certify:

1. The name of the corporation is Sanders & Thomas of New York, Inc. The name under which the corporation was formed was Edwin S. Voorhis & Son, Inc.

2. The certificate of incorporation of said corporation was filed by the Department of State on the 29th day of August, 1934.

3. The following change was authorized by the Board of Directors:

To change the address for mailing service of process in New York upon whom all process against the corporation may be served from E. W. Heilman, Jr. c/o STV, Inc., High and Hanover Streets, Pottstown, Penna. to William T. Cleland, 99 Park Avenue, New York, New York

1

IN WITNESS WHEREOF, we have signed this certificate on the 1st day of September, 1972 and we affirm the statements contained therein as true under penalties of perjury.

A. WILSON KNECHT, CHAIRMAN OF THE BOARD

EDWARD J. RHINESCHMIDT, SECRETARY

2

A 25079 — 3

SANDERS & THOMAS OF NEW YORK, INC.

CERTIFICATE OF CHANGE

OF

REGISTERED AGENT

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

(org) Edwin S. Voorhes & Son, Inc

8/29/34 4701-132

Oyster Bay, Nassau Co

NRA

s/s C/o F. W. Heilman, Jr.
Vice President, STV, Inc
High and Hanover Sts
Pottstown, Penn

10/30

STATE OF NEW YORK
DEPARTMENT OF STATE
TAX $
FILING FEE $ 10
FILED OCT 3 1 1972
John P. Lomenzo
Secretary of State
By

Csl: Blank, Rome, Klaus & Comisky
Attn: Fred Blumé, Attorney
1100 Four Penn Center
Philadelphia, Pa. 19103

30 [illegible]

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

[ILLEGIBLE]

SANDERS & THOMAS OF NEW YORK, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

We, the undersigned, Whitney A. Sanders and Edward J. Rhineschmidt, being respectively the chairman of the board and the secretary of Sanders & Thomas of New York, Inc. hereby certify:

1. The name of the corporation is Sanders & Thomas of New York, Inc. The name under which the corporation was formed is Edwin S. Voorhis & Son, Inc.

2. The certificate of incorporation of said corporation was filed by the Department of State on the 29th day of August, 1934.

3. (a) The certificate of incorporation is amended to change the corporate name.

(b) To effect the foregoing, Article First relating to name is amended to read as follows:

First: The name of the Corporation shall be: STV Consultants, Inc.

4. The amendment was authorized in the following manner:

By the unanimous written consent of the sole shareholder.

IN WITNESS WHEREOF, we have signed this certificate on the 29th day of August, 1974 and we affirm the statements contained therein as true under penalties of perjury.

SANDERS & THOMAS OF NEW YORK, INC.
By:
Whitney A. Sanders, Chairman of the Board

C. F. UMSTEAD
Assistant Secretary-Treasurer

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

The University of the State of New York
Education	Department

STATE OF NEW YORK	:
	:	SS.
COUNTY OF ALBANY	:

Consent is hereby given, pursuant to Section 7209; of the Education Law, to the filing of a certificate of amendment to the certificate of incorporation, pursuant to Section 805 of the Business Corporation Law, changing the name of the corporation from

S.T.V. CONSULTANTS, INC.

to

CAHN ENGINEERS, INC.

IN WITNESS WHEREOF this instrument is executed and the seal of the State Education Department is affixed this 14th day of July, 1977.
Gordon M. Ambach Commissioner of Education
BY:
Robert D. Stone
Counsel and Deputy Commissioner for Legal Affairs

51377

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

S.T.V. CONSULTANTS, INC.

Under Section 805 of the

Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1) This name of the corporation is S.T.V. CONSULTANTS, INC.

(2) The certificate of incorporation was filed by the Department of State on the 29th day of August, 1934.

(3) The original name of the corporation was EDWIN S. VOORHIS & SON, INC.

(4) The certificate of incorporation of this corporation is hereby amended to effect the following change:

To change the name of the corporation

From:	S.T.V. CONSULTANTS, INC.

To:	CAHN ENGINEERS, INC.

(5) The amendment to the certificate of incorporation was approved by the action of the sole shareholder of S.T.V. CONSULTANTS, INC.

IN WITNESS WHEREOF, this certificate has been subscribed the 1st day of June, 1977, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

S.T.V. CONSULTANTS, INC.

By:
Michael Haratunian, President

Attest:
F. William Heilman, Jr., Secretary

STATE OF NEW YORK	:
	:	ss
COUNTY OF NEW YORK	:

Michael Haratunian, being duly sworn, deposes and says: That he is the President of S.T.V. Consultants, Inc.,; that he has read the foregoing Certificate of Amendment of the Certificate of Incorporation of S.T.V. Consultants, Inc. and the same is true to the best of his knowledge, information and belief.

Michael Haratunian, President

Sworn to before me this 1st day of June, 1977.

Notary Public

VIRGINIA B. MOORE Notary Public, State of New York No. 31-8006750 Qualified in New York County Commission Expires March 30, 1978

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

B034584

The University of the State of New York

STATE OF NEW YORK	:
	:	ss.	:
COUNTY OF ALBANY	:

In accordance with the provisions of section 805 of the Business Corporation Law, consent is hereby given to the change of name of CAHN ENGINEERS, INC. to S P GROUP, INC. contained in the annexed certificate of amendment to the certificate of incorporation.

This consent to filing, however, shall not be construed as approval by the Board of Regents, the Commissioner of Education or the State Education Department of the purposes or objects of such corporation, nor shall it be construed as giving the officers or agents of such corporation the right to use the name of the Board of Regents, the Commissioner of Education, the University of the State of New York or the State Education Department in its publications or advertising matter.

IN WITNESS WHEREOF this instrument is executed and the seal of the State Education Department is affixed this 13th day of September, 1983.
Gordon M. Ambach
Commissioner of Education
By:
Robert D. Stone
Counsel and Deputy Commissioner for Legal Affairs

1

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CAHN ENGINEERS, INC.

Under Section 805 of the Business Corporation Law

The undersigned, being the president and the secretary of Cahn Engineers, Inc., do hereby certify and set forth:

1. The name of the corporation is Cahn Engineers, Inc. The name under which the corporation was formed is Edwin S. Voorhis & Son, Inc.

2. The certificate of incorporation of Edwin S. Voorhis & Son, Inc. was filed with the Department of State on the 29th day of August, 1934.

3. The certificate of incorporation of Cahn Engineers Inc. is hereby amended to effect the following change:

To change the name of the corporation

From:	CAHN ENGINEERS, INC.

To:	S P GROUP, INC.

4. The manner in which this amendment to the certificate of incorporation of Cahn Engineers, Inc. was authorized was by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation duly called and held on the 26th day of May, 1983, a quorum being present.

2

IN WITNESS WHEREOF, this certificate has been subscribed the 27th day of May, 1983, by the undersigned, who affirms that the statements made herein are true under the penalties of perjury.

CAHN ENGINEERS, INC.

By:
Edgar B. Vinal, Jr., President

Assistant Secretary – Eugene Jones

STATE OF NEW YORK	)

COUNTY OF New York	)	ss.

Edgar B. Vinal, Jr., being duly sworn, deposes and says: That he is the President of Cahn Engineers, Inc.: that he has read the foregoing Certificate of Amendment of the Certificate of Incorporation of Cahn Engineers, Inc. and the same is true to the best of his knowledge, information and belief.

Edgar B. Vinal Jr., President

Sworn to before me this 27th day of May, 1983.

Notary Public, State of Connecticut

My Commission Expires 4/1/86

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro

First Deputy Secretary of State

Rev. 06/07

377—Certificate of Change by Corporation as to Address or Registered [ILLEGIBLE]	[ILLEGIBLE] 80 EXCHANGE PLACE AT BROADWAY, NEW YORK

Certificate of Change of

SP Group, Inc.

Under Section 805-A of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(a) The name of the corporation is

SP Group, Inc.

and the corporation was formed under the (said) name

Edwin S. Voorhis & Son, Inc.

(b) The certificate of incorporation was filed by the department of state on the 29th day of August 1934.
(c) The certificate of incorporation is changed: [ILLEGIBLE]
to specify or change the post office address to which the secretary of state shall mail a copy of any process against the corporation served upon him to

SP Group, Inc. 2 Computer Drive Suite 2000 Albany, NY 12205 [ILLEGIBLE]

[ILLEGIBLE] STRIKE OUT WHERE INAPPLICABLE

The change of the certificate of Incorporation was approved by or pursuant to authorization of the board of directors

IN WITNESS WHEREOF, this certificate has been subscribed this 5th *day of* April 19 84 *by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.*

Type name	Capacity in which signed	Signature
* Edgar B. Vinal, Jr.	President	Edgar B. Vinal Jr.
Allen V. Herring	Secretary	Allen V. Herring

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED MAY 16 1984

AMT. OF CHECK $
FILING FEES $
TAX $
CERT. COPY FEES $
COPY $
CERT $
REFUND $
SPEC. HANDLE $

BY

Nassau

B102246

Certificate of Change

AS TO

SP Group, Inc.

under Section 805-A of the Business Corporation Law

Office and Post Office Address

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro

First Deputy Secretary of State

Rev. 06/07

The University of the State of New York

STATE OF NEW YORK	:
	:	ss.:
COUNTY OF ALBANY	:

In accordance with the provisions of section 805 of the Business Corporation Law, consent is hereby given to the change of name of S P GROUP, INC. to GREINER ENGINEERING SCIENCES, INC. as contained in the annexed certificate of amendment to the certificate of incorporation.

This consent to filing, however, shall not be construed as approval by the Board of Regents, the Commissioner of Education or the State Education Department of the purposes or objects of such corporation, nor shall it be construed as giving the officers or agents of such corporation the right to use the name of the Board of Regents, the Commissioner of Education, the University of the State of New York or the State Education Department in its publications or advertising matter.

IN WITNESS WHEREOF this instrument is executed and the seal of the State Education Department is affixed this 19th day of December, 1984.
Gordon M. Ambach
Commissioner of Education
By:
Robert D. Stone
Counsel and Deputy Commissioner for Legal Affairs

1

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

S P GROUP, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

* * * *

WE, THE UNDERSIGNED, Edgar B. Vinal, Jr. and Allen V. Herring, being respectively the President and the Secretary of S P Group, Inc. hereby certify:

1. The name of the Corporation is S P GROUP, INC. The name under which the Corporation was formed is Edwin S. Voorhis & Son, Inc.

2. The certificate of incorporation of said corporation was filed by the Department of State on the 29th day of August, 1934.

3.	(a)	The certificate of incorporation is amended to change the name of the Corporation.

	(b)	To effect the foregoing, Article First relating to the name of the Corporation is amended to read as follows:

The name of the Corporation shall be Greiner Engineering Sciences, Inc.

4.	The amendment was authorized in the following manner: By unanimous vote of the Board of Directors, followed by the unanimous vote of all the outstanding shares entitled to vote.

IN WITNESS WHEREOF, we have signed this Certificate on the 6th day of November, 1984, and we affirm the statements contained therein as true under penalties of perjury.

Edgar B. Vinal, Jr., President

Allen V. Herring, Secretary

2

THE UNIVERSITY OF THE STATE OF NEW YORK

THE STATE EDUCATION DEPARTMENT

ALBANY, NEW YORK 12234

[ILLEGIBLE]

December 19, 1984

Re: S P GROUP, INC.

Dear Sir or Madam:

The proposed certificate of amendment of the above named corporation, which you forwarded to this office for consent to filing pursuant to the Business Corporation Law, is herewith returned with the consent of the Commissioner of Education annexed thereto.

Once the certificate is filed, please submit a certified copy of the filed certificate to Ms. Ann Slagen, Division of Professional Licensing Services, Cultural Education Center, Empire State Plaza, Albany, New York 12230.

Sincerely,

Robert D. Stone

Robinson & Cole

Law Offices

One Commercial Plaza

Hartford, Connecticut 06103-3597

/fw

Enclosure

cc: Ms. Ann Slagen

3

CERTIFICATE OF AMENDMENT

OF

S P GROUP, INC.

Under Section 805 of the Business Corporation Law

B179796

[illegible] - 10/31/83 - [illegible] Co.

L- B10[illegible]6 - 2

orig Edwin S. Voorhis + Son, Inc.

orig - 8/29/34

*4701-132

Do not [illegible] new name

11/13

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED JAN 7 1985

AMT. OF CHECK $ [illegible]
FILING FEE $ [illegible]
TAX $
COUNTY FEE $
COPY $
CERT $
SPEC. HANDLE $

462650

Filed By:

DeLucia and Foy
Northway Nine Plaza
805 Route 146
Clifton Park, NY 12065

4

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro

First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF CHANGE

OF

GREINER ENGINEERING SCIENCES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

WE, THE UNDERSIGNED, Edgar B. Vinal, Jr., and Allen V. Herring, being respectively the President and the Secretary of Greiner Engineering Sciences, Inc. hereby certify:
1. The name of the corporation is Greiner Engineering Sciences, Inc. It was incorporated under the name Edwin S. Voorhis & Son, Inc.
2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 29th day of August, 1934.
3. The following was authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from 2 Computer Drive, Suite 2000, Albany, NY 2205 to c/o C T Corporation System, 1633 Broadway, New York, NY 10019. To designate C T Corporation System, 1633 Broadway, New York, NY 10019 as its registered agent in New York upon whom all process against the corporation may be served.

IN WITNESS WHEREOF, we have signed this certificate on the 10th day of February, 1986 and we affirm the statements contained herein as true under penalties of perjury.

Edgar B. Vinal, Jr.
President

Allen V. Herring
Secretary

1

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED MAR 12 1986

AMT. OF CHECK $ 30
FILING FEE $ 20
TAX $
COUNTY FEE $
COPY $
CERT $
REFUND $
SPEC HANDLE $ 10

BY: Nassau

CT

CERTIFICATE OF CHANGE
OF
GREINER ENGINEERING SCIENCES, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

5332181

FILED Mar 10 10 AM '86

ASS'D 1/7/65
Nassau Co
L - B1792796-4
EDWIN S. VOORHIS & SON, INC.
8/29/34
4701-132

Mar 11 11 AM '86

John B. Lynch, Attorney
Robinson & Cole
One Commercial Plaza
Hartford, Conn. 06103-3597

BILLED

Mar 12 7 AM '86

FILED

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro

First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION
OF
GREINER ENGINEERING SCIENCES, INC.
UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
* * * *
WE, THE UNDERSIGNED, Edgar B. Vinal, Jr. and Chad L. Mitchell respectively the Executive Vice President and the Secretary of Greiner Engineering Sciences, Inc. certify:
1. The name of the Corporation is Greiner Engineering Sciences, Inc. The name under which the Corporation was formed is Edwin S. Voorhis & Son, Inc.
2. The certificate of incorporation of said Corporation was filed with the Department of State on the 29th day of August, 1934.
3. (a)	The certificate of incorporation is amended to change the name of the Corporation.
(b)	To effect the foregoing, Article First relating to the name of the Corporation is amended to read as follows:
The name of the Corporation shall be Greiner, Inc.
4. The amendment was authorized in the following manner:

1

By unanimous vote of the Board of Directors, followed by the unanimous vote of all the outstanding shares entitled to vote.

IN WITNESS WHEREOF, we have signed this Certificate on the 12th day of February, 1987, and we affirm the statements contained therein as true under penalties of perjury.

Edgar B. Vinal, Jr.
Executive Vice President

Chad L. Mitchell
Secretary

2

NYS DEPARTMENT OF STATE

FILING RECEIPT	NAME RESERVATION (BUSINESS)

CORPORATION NAME
GREINER, INC. (RES FOR 60 DAYS)
DATE FILED	DURATION & COUNTY CODE	FILM NUMBER	CASH NUMBER
04/29/87		B490316-1	936197

NUMBER AND KIND OF SHARES	LOCATION OF PRINCIPAL OFFICE
FOR CH OF NAME OF GREINER ENGINEERING SCIENCES, INC. *INFO (SUBMIT CTF WHEN FILING)
ADDRESS FOR PROCESS	REGISTERED AGENT

FEES AND/OR TAX PAID AS FOLLOWS:

AMOUNT OF CHECK $	AMOUNT OF MONEY ORDER $ 00030 00		AMOUNT OF CASH $

$ DOLLAR FEE TO COUNTY		$	FILING
		$	TAX
FILER NAME AND ADDRESS		$	CERTIFIED COPY
		$ 20.00	CERTIFICATE
ROBINSON & COLE		010.00	MISCELLANEOUS
1 COMMERICAL PLAZA		TOTAL PAYMENT $	0000030
HARTFORD	CT 06103	REFUND OF $

[ILLEGIBLE]	GAIL [ILLEGIBLE] – SECRETARY OF STATE

3

8491468

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAY 1 1987

INFO.

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GREINER ENGINEERING SCIENCES, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

938076

FILED BY:
ROBINSON & COLE
1 COMMERCIAL PLAZA
HARTFORD, CT 06103

BILLED

INFO.

4

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F930519000287

CERTIFICATE OF CHANGE
OF
GREINER, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation is: GREINER, INC. The name under which the corporation was formed is: EDWIN S. VOORHIS & SON, INC.

SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on August 29, 1934.

THIRD: The Certificate of Incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the Corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change the address of the registered agent of the corporation and to specify the address of said registered agent; and to accomplish said changes, the statement in the Certificate of Incorporation relating to said post office address is hereby stricken and the following statements are substituted in lieu thereof:

(a) “The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773.”

(b) “The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served.”

1

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter [ILLEGIBLE] forth and do hereby affirm, under the penalties of [ILLEGIBLE], that the statements contained therein have been examined by us and are true and correct.

Dated:	April 22, 1993

Name of Signer:
Robert L Costello – Vice President

Name of Signer:
Melissa K. Holder – Assistant Secretary

2

930519000287

CERTIFICATE OF CHANGE
OF
GREINER, INC.
(Under Section 805-A of the Business Corporation Law)

By:	Greiner Engineering, Inc.
909 East Las Colinas Boulevard
Irving, TX 75039

930519000325

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F950313000394

Certificate of Change
of
GREINER, INC.
(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation (“the corporation”) is

GREINER, INC.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 08-29-34 under the original name of

EDWIN S. VOORHIS & SON, INC.

THIRD: The Certificate of Incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to change the address of the registered agent; and to accomplish said changes, the statements in the Certificate of Incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are submitted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is

c/o THE PRENTICE-HALL CORPORATION SYSTEM, INC.

500 Central Avenue, Albany, New York 12206-2290.”

“The name and the address of the registered agent of the corporation are

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

500 Central Avenue, Albany, New York 12206-2290.

Said registered agent is to be the agent upon which process against the corporation may be served.”

FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent, to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us are true and correct.

Date: March 1, 1995

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

/s/ Dennis Howarth
Dennis Howarth, Vice President

/s/ Richard L. Kushay
Richard L. Kushay, Asst. Secretary

1

F950313000394

CERTIFICATE OF CHANGE
of
GREINER, INC.

(Under Section 805-A of the Business Corporation Law)

Margaret Timmins

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

375 Hudson Street, 11th Floor

New York, New York 10014-3660

950313000395

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

N. Y. S. DEPARTMENT OF STATE	162 WASHINGTON AVENUE
DIVISION OF CORPORATIONS AND STATE RECORDS	ALBANY, NY 12231

FILING RECEIPT F960918000038

ENTITY NAME	:	URS GREINER, INC.

DOCUMENT TYPE	:	NAME RESERVATION (NCH) (DOM. BUSINES

SERVICE COMPANY	:	CSC NETWORKS/PRENTICE HALL	SERVICE CODE 45

APPLICANT NAME	:	GREINER INC.

FILED:    08/27/1996      DURATION:    10/28/1996       CASH #:    960827000443      FILM #:    960827000425

ADDRESS FOR PROCESS
REGISTERED AGENT
** SUBMIT RECEIPT WHEN FILING CERTIFICATE **

FILER	FEES		45.00	PAYMENTS		45.00
GREINER INC. C/O ERIC MCFARLAND	FILING	:	20.00	CASH	:	0.00
COOLEY GODWARD CASTRO HUDDLESON & TATUM	TAX	:	0.00	CHECK	:	0.00
ONE MARITIME PLAZA-20TH FL LAW DEPT	CERT	:	0.00	BILLED	:	45.00
SAN FRANCISCO, CA 94111	COPIES	:	0.00
	HANDLING	:	25.00

				REFUND	:	0.00

DOS-1025 (11/89)

1

960918000038

CSC 45

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

GREINER, INC.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

FIRST: The name of the corporation is Greiner, Inc. The name under which it was formed is Edwin S. Voorhis & Son, Inc.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on August 29, 1934.

THIRD: The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows:

To change the name of the corporation.

FOURTH: To accomplish the foregoing amendment, Article First of the certificate of incorporation of the corporation, relating to the name of the corporation is hereby amended to read as follows:

“The name of the corporation is URS Greiner, Inc.”

FIFTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the consent in writing of all the members of the Board of Directors of the corporation, followed by:

the unanimous written consent of the holder of all of the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.

21164740

082796

2

IN WITNESS WHEREOF, We have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: August 30, 1996

Robert L. Costello, President

Melissa K. Holder, Secretary

21164740

082796

3

960918000038

CSC 45

CERTIFICATE OF AMENDMENT

OF

GREINER, INC.

Under Section 805 of the Business Corporation Law

FILED BY:	Cooley, Godward, Castro, Huddleson & Tatum
One Maritime Plaza
20th Floor Law Department
San Francisco, CA 94111

960918000040

4

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CSC-90

F 970414000641

Certificate of Change

of

URS GREINER, INC.

(Under Section 805-A of the Business Corporation Law)

FIRST: The name of the corporation (the “corporation”) is

URS GREINER, INC.

The name under which the corporation was formed is

EDWIN S. VOORHIS & SON, INC.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on

08-29-1934

THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof:

“The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o THE PRENTICE HALL CORPORATION SYSTEM, INC. 80 State Street, Albany, New York 12207”

“The name and the address of the registered agent of the corporation are THE PRENTICE HALL CORPORATION SYSTEM, INC. 80 State Street, Albany, New York 12207. Said registered agent is to be the agent upon which process against the corporation may be served.”

FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: March 3, 1997

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

/s/ William G. Popeo
William G. Popeo, Vice President

/s/ John H. Pelletier
John H. Pelletier, Asst. Secretary

1

F 970414000641

CERTIFICATE OF CHANGE

of

URS GREINER, INC.

(Under Section 805 A of the Business Corporation Law)

Anne Grigorakos

THE PRENTICE-HALL CORPORATION SYSTEM, INC.

375 Hudson Street, 11th Floor

New York, New York 10014

CSC – 90

970414000664

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F 980925000188

CSC 45

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

URS GREINER, INC.

Under Section 805 of the Business Corporation Law

We, the undersigned, being respectively the President and Secretary of URS GREINER, INC. do hereby certify:

1. The name of the Corporation is:

URS GREINER, INC.

2. The Certificate of Incorporation was filed by the Department of State on the 29th day of August, 1934 under the original name of EDWIN S. VOORHIS & SON, INC.

3. The Certificate of Incorporation is hereby amended to change the corporations name.

Paragraph One of the Certificate of Incorporation is amended to read as follows:

“1. The name of the corporation is:

URS GREINER WOODWARD-CLYDE, INC.”

1

4. This amendment to the Certificate of Incorporation was authorized by unanimous written consent of the Board of directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting duly held of the shareholders of the corporation.

IN WITNESS WHEREOF, we have signed this Certificate of Amendment this 19th day of August, 1998, and hereby affirm the truth of the statements contained herein under the penalties of perjury.

Cynthia Jorgensen, Vice President

Carol Brummerstedt, Asst. Secretary

2

F 980925000188

CSC 45

CERTIFICATE OF AMENDMENT

OF

URS, GREINER, INC.

Under Section 805 of the Business Corporation Law

Filer:	Ms. Amy Landuyt
URS Corporation
100 California Street
#500
San Francisco, CA 94111
862344PAS

980925000201

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F 000412000738

CSC 45

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

URS GREINER WOODWARD-CLYDE, INC.

*  *  *

Under Section 805 of the Business Corporation Law

We, the undersigned, being respectively the Vice President and Assistant Secretary of URS Greiner Woodward-Clyde, Inc. do hereby certify:

1. The name of the Corporation is:

URS GREINER WOODWARD-CLYDE, INC.

2. The Certificate of Incorporation was filed by the Department of State on the 29th day of August, 1934 under the original name of EDWIN S. VOORHIS & SON, INC.

3. The Certificate of Incorporation is hereby amended to change the Corporation’s name.

Paragraph One of the Certificate of Incorporation is amended to read as follows:

“1. The name of the corporation is URS CORPORATION – NEW YORK.”

1

4. This amendment to the Certificate of Incorporation was authorized by unanimous written consent of the Board of Directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting held by the shareholders of the Corporation.

IT WITNESS WHEREOF, we have signed this Certificate of Amendment this 7th day of April, 2000, and hereby affirm the truth of the statements contained herein under the penalties of perjury.

Joseph Masters, Vice President

Carol Brummerstedt, Assistant Secretary

2

F 000412000738

CSC 45

CERTIFICATE OF AMENDMENT

OF

URS GREINER WOODWARD-CLYDE, INC.

Under Section 805 of the Business Corporation Law

FILED BY:
	URS CORPORATION
	100 California Street
	#500	000412000765
	San Francisco, CA 94111
Cust. Ref#	656860MPJ

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

CT-07	F 010116000056
CT-07

CERTIFICATE OF CHANGE

OF

URS Corporation – New York

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1. The name of the corporation is URS Corporation – New York. It was incorporated under the name Edwin S. Voorhis & Son, Inc.

2. The Certificate of Incorporation of said corporation was filed by the Department of State on the August 29, 1934.

3. The following was authorized by the Board of Directors;

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from The Prentice-Hall Corporation System, Inc., 80 State Street, Albany, NY 12207 to c/o C T Corporation System, 111 Eighth Avenue, New York, N.Y. 10011.

To change the registered agent in New York upon whom all process against the corporation may be served from The Prentice-Hall Corporation System, Inc. located at 80 State Street, Albany, NY 12207 to C T CORPORATION SYSTEM, at 111 Eighth Avenue, New York, N.Y. 10011.

Craig Hundley, Secretary

1

F 010116000056

CT-07	CT-07

Certificate of Change

Of

URS CORPORATION – NEW YORK

Under Section 805-A of the Business Corporation Law

Kristin Jones

URS Corporation

100 California Street

Suite 500

San Francisco, CA 94111-4529

01011600005

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 6, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F 041102000373

CT-07

CERTIFICATE OF MERGER

OF

URS CORPORATION GROUP CONSULTANTS

INTO

URS CORPORATION – NEW YORK

Under Section 904 of the Business Corporation Law

1. (a) The name of each constituent corporation is as follows:

URS Corporation – New York

URS Corporation Group Consultants

(b) The name of the surviving corporation is URS Corporation – New York.

2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof as follows:

Name of Corporation	Designation and number of shares on each class or series outstanding	Class or series of shares entitled to vote	Shares entitled to vote as a series or class

URS Corporation – New York	100 common shares	common	common

URS Corporation Group Consultants	1,000 common shares	common	common

3. The certificate of incorporation of URS Corporation – New York, the surviving corporation, shall not be amended by this merger and shall be the certificate of incorporation of the surviving corporation.

1

4. The date when the certificate of incorporation of each constituent corporation was filed by the Department of State is as follows:

Name of Corporation	Date of Incorporation

URS Corporation – New York	August 29, 1934

Formed under the original name of (Edwin S. Voorhis & Son, Inc.)

URS Corporation Group Consultants	February 25, 1929

Formed under the original name of (The William T. Field Engineers, Incorporated)

5. The merger was adopted by each constituent corporation in the following manner:

(a) As to URS Corporation – New York, by the written consent of the sole shareholder given in accordance with Section 615 of the Business Corporation Law.

(b) As to URS Corporation Group Consultants, by the written consent of the sole shareholder given in accordance with Section 615 of the Business Corporation Law.

URS Corporation – New York

By:
Joseph Masters
Vice President

URS Corporation Group Consultants

By:
David Nelson
Vice President & Treasurer

2

F 041102000373

CT-07

CERTIFICATE OF MERGER

OF

URS CORPORATION GROUP CONSULTANTS

INTO

URS CORPORATION – NEW YORK

UNDER SECTION 904 OF THE

BUSINESS CORPORATION LAW

URS Corporation

Legal Department

600 Montgomery Street, 25th Floor

San Francisco, CA 94111

3